                                   EXHIBIT 5

SENTRY INVESTORS LIFE                                                                VARIABLE ANNUITY APPLICATION
INSURANCE COMPANY
------------------------------------------------------------------------------------------------------------------------------------

1. ANNUITANT

Name                                                                            Soc. Sec. No.
     --------------------------------------------------------------                          --------------------------------------
Address                                                                         Date of Birth
        ---------------------------------------------------------------                       --------------------------------------
City                             State                 Zip                      Sentry Employee? [  ] Yes [  ] No
     ---------------------------       ---------------     ---------
Income Date. The first day of                  ,                                Spouse?          [  ] Yes [  ] No
                              -----------------  --------------
                                   (Month)          (Year)

------------------------------------------------------------------------------------------------------------------------------------

2. CONTRACT OWNER (Complete only if different from Annuitant.)                  Date of Birth
                                                                                               -----------------------------
Name                                                                       Soc. Sec. No.
    ------------------------------------------------------------------                   --------------------------------------
Address                                            City                            State                  Zip
        --------------------------------------          ---------------------------       ----------------    -----------------
Contingent Owner
                --------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
3. BENEFICIARIES (Show full name[s], relationship[s] and percentage each is to receive.)

Primary Beneficiary                                                          Relationship                                  %
                   -----------------------------------                                    ----------------      -----------
Contingent Beneficiary                                                       Relationship                                  %
                      --------------------------------                                    ----------------      -----------

------------------------------------------------------------------------------------------------------------------------------------
4. PURCHASE PAYMENTS                                          PURCHASE PAYMENT ALLOCATION

Initial Purchase Payment $                                    Liquid Asset Portfolio................                 %
                          ------------------                                                           --------------
Planned Subsequent Purchase Payments* $                       Growth Portfolio......................                 %
                                       --------------                                                  --------------
Bill Me:      Monthly      Qtrly      Annually                Limited Maturity Bond Portfolio ......                 %
        ------       ------     ------                                                                 --------------
                                                              Balanced Portfolio ....................                %
                                                                                                       --------------
                                                              Total Allocation                           100%

* Subsequent purchase payments will                           Total allocation must equal 100%
be allocated as shown unless other directed.

------------------------------------------------------------------------------------------------------------------------------------

5. PLAN TYPE (Check as many boxes as apply.)

[  ] Non-Qualified Annuity                       [  ] Qualified Retirement Annuity
[  ] 1035 Transfer (Non-Qualified only)          [  ] TSA (Tax Sheltered Annuity)
                                                 [  ] IRA
Cost Basis of contract being replaced $                     [  ] New IRA              Tax Contribution Year 19
                                       --------------                                                         ---
Original date of contract being replaced                    [  ] Rollover IRA         [  ] Transfer IRA
                                         ------------
                                                            [  ] SEP IRA (Please attach form 5305-SEP)

------------------------------------------------------------------------------------------------------------------------------------

6.A. MAKE CHECK PAYABLE TO:                          6.B. TELEPHONE OR TELEGRAM EXCHANGE PRIVILEGE
         Sentry Investors Life Insurance                   [  ] The undersigned Contract Owner hereby elects
          Company                                          the Telephone or Telegram Exchange Privilege
      Send Check With Application To:                      and agrees to the terms and conditions as
         Annuity Service Office                            described on the reverse side of this application.
         P.O. Box 867
         Stevens Point, WI  54481

------------------------------------------------------------------------------------------------------------------------------------

7. SPECIAL REQUESTS

------------------------------------------------------------------------------------------------------------------------------------

8. Annuitant requests Statement of Additional Information.       Yes      No
                                                              ---      ---

------------------------------------------------------------------------------------------------------------------------------------

9. Is the annuity applied for intended to replace or change any existing life insurance or annuity?
        [  ] Yes [  ] No

------------------------------------------------------------------------------------------------------------------------------------

10. I (We) acknowledge receipt of the current prospectus of Sentry Variable Account II and Neuberger & Berman Advisers Management Trust. Payments and values provided by the contract for which application is made are variable and are not guaranteed as to dollar amount. I (We) certify under penalties of perjury that the above social security number is correct.

This application has been signed in                                                              ,
                                    -------------------------------------------------------------  ---------------------------------
                                                              (City)                                               (State)
on                                  month                                           day  19
   --------------------------------       ------------------------------------------       -----------
Signature                                                              Signature of
of Annuitant                                                           Contract Owner
            ---------------------------------                                        -------------------------------
(Owner unless otherwise indicated)                                     (If other than Annuitant)

------------------------------------------------------------------------------------------------------------------------------------

11. AGENT'S REPORT

Will the annuity replace an existing life insurance or annuity contract?  [  ] Yes [  ] No

If Yes, indicate type of contract: [  ] Life Insurance [  ] Annuity
(Submit any required replacement forms.)

Signature of Agent                                                                Phone Number
                   -------------------------------------------------------------               ----------------------------
Print Agent's Name                                                                 Sales Code
                   -------------------------------------------------------------              --------------------------------------
Name of Broker Dealer                                 Address
                      -------------------------------         -------------------------------------------------------------
City                                                                    State                     Zip
     ------------------------------------------------------------------       -------------------     ------------------------------

                     SENTRY INVESTORS LIFE INSURANCE COMPANY

                             TAX SHELTERED ANNUITIES
                                   403(b) TSA
                          PARTICIPANT'S ACKNOWLEDGEMENT

I have entered into a salary reduction agreement (as defined in Internal Revenue Code Section 402(g)(3)(C) with my employer. Under that agreement, contributions will be made to a retirement plan which receives favorable tax treatment under
Section 403(b) of the Internal Revenue Code. The retirement plan is funded by a variable annuity contract issued by Sentry Investors Life Insurance Company.

I hereby acknowledge that I understand the restrictions on redemption imposed by
Section 403(b)(11) of the Internal Revenue Code on the contributions made to a
Section 403(b) retirement plan and the earnings thereon. I also acknowledge that I understand that there may be other investment alternatives available under my employer's Section 403(b) arrangement to which I may elect to transfer by contract value.

I have received a current prospectus for the variable annuity contract which funds my 403(b) retirement plan, and acknowledge that it includes an explanation of the withdrawal restrictions imposed by the Internal Revenue Code.

--------------------------------------------
Name of Participant (Please Print)

--------------------------------------------          --------------------------
Signature of Participant                              Date


================================================================================

                          TELEPHONE EXCHANGE PRIVILEGE

The Contract Owner hereby authorizes Sentry Investors Life Insurance company to honor telephone instructions to effect a transfer of all or part of the Contract Values between Eligible Mutual Fund(s) or Portfolio(s) of the Contract, subject to the minimums stated in the contract provisions.

The Company will employ reasonable procedures to confirm that telephone transfer requests are legitimate. The Company will not be liable for complying with telephone transfer request it believe to be legitimate and for which it followed reasonable procedures to ensure legitimacy. Sentry Life Insurance Company reserves the right to reject any telephone instruction. The Contract owner understands and agrees that this exchange privilege is for the convenience of the Contract Owner and may be suspended or revoked for any reason at anytime without prior notice.

================================================================================

                      INSTRUCTIONS FOR TELEPHONE EXCHANGES

When you wish to effect an exchange in your account, telephone the Annuity Service Office toll free at 1(800)533-7827. Be prepared to state the name of the account, your account number and your social security number.

If your telephone call is received on any business day before 3:00 p.m. Central Time, the exchange of accumulation units will be made on the basis of the Valuation period as of the close of that same day. If your telephone call is received after 3:00 p.m. Central Time, the exchange of accumulation units will be made on the basis of the Valuation Period next following the day your telephone call was received.